UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2019

THE ALLSTATE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

2775 Sanders Road, Northbrook, Illinois 60062

(Address of principal executive offices)    (Zip Code)

(Registrant’s telephone number, including area code) (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALL	New York Stock Exchange Chicago Stock Exchange
5.100% Fixed-to-Floating Rate Subordinated Debentures due 2053	ALL.PR.B	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.625% Noncumulative Preferred Stock, Series A	ALL PR A	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 6.625% Noncumulative Preferred Stock, Series D	ALL PR D	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 6.625% Noncumulative Preferred Stock, Series E	ALL PR E	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 6.250% Noncumulative Preferred Stock, Series F	ALL PR F	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.625% Noncumulative Preferred Stock, Series G	ALL PR G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01. Other Events.

Series H Preferred Stock Offering

On August 8, 2019, The Allstate Corporation (the “Registrant”) closed the public offering of an aggregate of 46,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1000th interest in a share of the Fixed Rate Noncumulative Perpetual Preferred Stock, Series H, par value $1.00 per share and liquidation preference of $25,000 per share (the “Series H Preferred Stock”) of the Registrant. The offering and sale of the Depositary Shares and Series H Preferred Stock were registered under the Registrant’s registration statement on Form S-3 (File No. 333-224541).

The following documents are being filed with this Current Report on Form 8-K and are incorporated herein by reference: (i) the Deposit Agreement, dated August 8, 2019, among the Registrant, Equiniti Trust Company, as depositary, and the holders from time to time of the depositary receipts described therein, relating to the Depositary Shares; (ii) the Form of Series H Preferred Stock Certificate; (iii) the Form of Depositary Receipt; and (iv) the validity opinion and consent of Willkie Farr & Gallagher LLP with respect to the Depositary Shares and the Series H Preferred Stock.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Deposit Agreement, dated August 8, 2019, among the Registrant, Equiniti Trust Company, as depositary, and the holders from time to time of the depositary receipts described therein.

4.2	Form of Series H Preferred Stock Certificate (incorporated by reference to Exhibit A to Exhibit 3.1 of the Registrant’s Form 8-K filed August 5, 2019).

4.3	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Willkie Farr & Gallagher LLP with respect to the Depositary Shares and the Series H Preferred Stock.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Daniel G. Gordon
Name:	Daniel G. Gordon
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: August 8, 2019

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